SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K/A


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) November 15, 1995
                                                      -----------------
                         Intermet Corporation
-------------------------------------------------------------------
        (Exact Name of Registrant as Specified in Its Charter)

                                Georgia
-------------------------------------------------------------------
            (State or Other Jurisdiction of Incorporation)

        0-13787                               58-1563873
-----------------------        ------------------------------------
(Commission File Number)       (I.R.S. Employer Identification No.)


    5445 Corporate Drive, Suite 200, Troy Michigan  48098
-------------------------------------------------------------------
(Address of Principal Executive Offices)            (Zip Code)

                            (810) 952-2500
-------------------------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)

                                  N/A
-------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)(1)  Robinson Foundry, Inc. (Aluminum Division)

                 Independent Auditors' Report
                 Statement of Tangible Assets Sold - December 31, 1994 Statement of Revenues and Expenditures for the Year Ended
                    December 31, 1994
                 Notes to Statement of Tangible Assets Sold and Statement of
                    Revenues and Expenditures - December 31, 1994
                 Statement of Tangible Assets Sold at September 30, 1995
                    (Unaudited)
                 Statement of Revenues and Expenditures for the Nine Months
                    Ended September 30, 1995 (Unaudited)

         (a)(2)  Bodine-Robinson Company

                 Independent Auditors' Report
                 Balance Sheet at December 31, 1994
                 Statement of Income for the Year Ended December 31, 1994 Statement of Joint Venture Capital for the Year Ended
                    December 31, 1994
                 Statement of Cash Flows for the Year Ended December 31, 1994 Notes to Financial Statements - December 31, 1994
                 Balance Sheet at September 30, 1995 (Unaudited)
                 Statement of Revenues and Expenditures for the Nine Months
                    Ended September 30, 1995 (Unaudited)

         (b)     Intermet Corporation

                 Pro forma Consolidated Balance Sheet at October 1, 1995
                   (Unaudited)
                 Pro forma Consolidated Statements of Operations for the Nine
                   Months Ended October 1, 1994 (Unaudited)
                 Pro forma Consolidated Statements of Operations for the Nine
                   Months Ended October 1, 1995 (Unaudited)
                 Notes to Pro forma Consolidated Financial Statements
                   (Unaudited)

         (c)     Exhibits

                 23(a) Consent of Independent Accountants -
                       Robinson Foundry, Inc. (Aluminum Division)

                 23(b) Consent of Independent Accountants -
                       Bodine Robinson Company

                   INDEPENDENT AUDITORS' REPORT

To the Stockholders
Robinson Foundry, Inc.

We have audited the accompanying statement of tangible assets sold of the Aluminum Division of Robinson Foundry, Inc. as of December 31, 1994, and the related statement of revenues and expenditures for the year then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of tangible assets sold and the related statement of revenues and expenditures are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the tangible assets sold as of December 31, 1994, and the revenues and expenditures of the Aluminum Division of Robinson Foundry, Inc., for the year then ended, in conformity with generally accepted accounting principles.

As discussed in Note 7, certain errors resulting in an overstatement of previously reported sales as of December 31, 1994 were discovered by management of the Company during the current year. Accordingly, the 1994 statement of revenues and expenditures has been restated.

The accompanying statements were prepared for inclusion in the Securities and Exchange Commission Current Report on Form 8-K and 10-Q of Intermet Corporation as described in Note 1 and are not intended to be a complete presentation of Robinson Foundry, Inc.'s financial position or results of operation.


                       /s/ Wilson, Price, Barranco & Billingsley, P.C.


November 7, 1995 except Note 6 as to which the date is November 15, 1995 and Note 7 as to which the date is January 5, 1996.







ROBINSON FOUNDRY, INC. - ALUMINUM DIVISION
STATEMENT OF TANGIBLE ASSETS SOLD
DECEMBER 31, 1994

_________________________________________________________________
 ASSETS SOLD

   Inventories:
     Raw materials                                   $  269,868
     Work-in-process                                     11,660
     Finished goods                                      67,882
                                                     ----------
                                                        349,410
                                                     ----------

   Fixed assets:
     Machinery and equipment                          1,310,879
     Less accumulated depreciation                   (1,029,240)
                                                     ----------
                                                        281,639
                                                     ----------
 TOTAL ASSETS SOLD                                   $  631,049
                                                     ==========



See accompanying accountants' opinion and notes to statement of tangible assets sold and statement of revenues and expenditures.


ROBINSON FOUNDRY, INC. - ALUMINUM DIVISION
STATEMENT OF REVENUES AND EXPENDITURES
FOR THE YEAR ENDED DECEMBER 31, 1994
----------------------------------------------------------------

 SALES                                               $9,861,621

 COST OF SALES                                        7,474,962
                                                     ----------
 GROSS PROFIT                                         2,386,659
                                                     ----------

   Operating expenses                                   909,910
   Depreciation and amortization                         21,807
                                                     ----------
                                                        931,717
                                                     ----------
 INCOME FROM OPERATIONS                               1,454,942

 OTHER EXPENSE

   Interest expense                                      82,540
                                                     ----------
 NET INCOME                                          $1,372,402
                                                     ==========



See accompanying accountants' opinion and notes to statement of tangible assets sold and statement of revenues and expenditures.

ROBINSON FOUNDRY, INC. - ALUMINUM DIVISION
NOTES TO STATEMENT OF TANGIBLE ASSETS SOLD AND
STATEMENT OF REVENUES AND EXPENDITURES
DECEMBER 31, 1994

----------------------------------------------------------------

1. BASIS OF PRESENTATION

   The accompanying statements of tangible assets sold as of December 31, 1994 and revenues and expenditures for the year then ended of the Aluminum Division of Robinson Foundry, Inc. have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K and 10-Q of Intermet Corporation).

   The statement of tangible assets sold includes the amounts of certain tangible assets of the Company at December 31, 1994. The tangible assets to be transferred are specifically identified in Section 1.1 of the Acquisition Agreement for the Aluminum Division of Robinson Foundry, Inc. dated November 15, 1995 and include the inventories of the division and certain machinery and equipment.

   The statement of revenues and expenditures of the Aluminum Division includes sales directly attributable to that division and does not include any other revenue or expense of Robinson Foundry, Inc. Approximately 83% of the cost of sales and 36% of the operating expenses are costs directly related to the manufacture and sale of the Company's aluminum products. The remaining costs are allocated by the company generally using the following methods:

     1. ALLOCATION BASED ON THE RATIO OF DIRECT LABOR OF THE ALUMINUM DIVISION TO TOTAL DIRECT LABOR. Expenditures allocated using this method include indirect factory labor and payroll taxes, stock room supplies, amortization, bank charges, data processing, director fees, donations, dues and subscriptions, foundry supplies, certain freight, insurance, interest expense, legal and accounting, office expense, outside labor, payroll taxes, professional fees, profit sharing expense, general repair and maintenance and general taxes, miscellaneous expenses, indirect factory utilities, office salaries and management salaries.

     2. ALLOCATION BASED ON THE RATIO OF NET SALES OF THE
        ALUMINUM DIVISION TO TOTAL NET SALES. Expenditures allocated using this method include telephone expense, travel and entertainment and truck costs.

     3. ALLOCATION BASED ON THE MANUFACTURING SQUARE FOOTAGE OCCUPIED BY THE ALUMINUM DIVISION TO TOTAL MANUFACTURING SQUARE FOOTAGE. Expenditures allocated using this method include depreciation of indirect manufacturing buildings and building repair and maintenance. Depreciation and repairs directly attributable to aluminum manufacturing equipment and facilities are allocated to the Aluminum Division.

   Management has estimated the allocation of certain expenses to the Aluminum Division of Robinson Foundry, Inc. which it believes to be reasonable.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Business
   ------------------

   Robinson Foundry, Inc. operates a foundry in Alexander City, Alabama. The Aluminum Division sells aluminum castings primarily to the automotive industry in the United States. This statement includes revenues and direct and allocated expenses of the Aluminum Division only.

   Inventory
   ---------

   Inventories are stated at the lower of cost or market generally on a first-in, first-out method and include material, labor and factory overhead.

   Property, Plant and Equipment
   -----------------------------

   Property, plant and equipment are stated at cost.
   Maintenance and repairs are charged to expense as incurred.
   Depreciation is provided on the straight-line method over the estimated useful lives of the various assets as follows:

             Buildings and improvements           10 - 30 years
             Furniture, fixtures and equipment    3 - 10 years
             Transportation equipment             3 - 4 years

   Depreciation expense totaled $179,388 for the year ended
   December 31, 1994 for the Aluminum Division.

   Amortization
   ------------

   Loan closing costs and organization costs are being amortized on a straight-line basis over their estimated lives ranging from 37 months to 156 months. Amortization expense totaled $13,928 for the year ended December 31, 1994 for the Aluminum Division.

   Income Taxes
   ------------
   The Company has elected under the provisions of Subchapter
   "S" of the Internal Revenue Code, and a similar provision for the State Code, to have its earnings taxed directly to its stockholders. Accordingly, the accompanying statement includes no provision for income taxes.

   Sales
   -----

   Sales are included in this statement net of returns, allowances and discounts. Sales revenues are recognized on the date of shipment for the Aluminum Division of Robinson
   Foundry, Inc. and do not include sales of other divisions.

3. EMPLOYEE BENEFIT PLAN

   During 1992, the Company formed a 401(k) profit sharing plan. All full-time employees with 1,000 hours of service and an attained age of 21 are eligible to defer a portion of their salaries into the plan subject to certain limitations. The Company's discretionary matching contributions to the plan are determined annually by the Board of Directors. The Company maintains the right to terminate the plan at any time. Employer contributions to the plan allocated to the Aluminum Division totaled $19,845 for the year ended December 31, 1994.

4. RELATED PARTY TRANSACTIONS

   The Company purchases a portion of its materials and supplies from and pays sales commissions to various entities that are controlled by the Company's president and stockholders. Following is a summary of the transactions of the Aluminum Division with affiliates for 1994:


       Sales to affiliates                         $665,405
                                                   ========

       Purchases from affiliates                   $744,365
                                                   ========

       Commissions paid to affiliate
       included in commissions expense             $197,469
                                                   ========

       Interest expense, paid to stockholder       $ 36,210
                                                   ========

5. CONCENTRATION OF CREDIT RISK

   For the year ended December 31, 1994, principally all sales of the Aluminum Division were made to one customer in the automotive industry.

6. SUBSEQUENT EVENT

   The Aluminum Division of Robinson Foundry, Inc. was sold to
   Intermet Corporation on November 15, 1995 in accordance with the terms of the Acquisition Agreement.

7. CORRECTION OF ERROR

   During 1995 management discovered that certain sales invoices issued in 1994 had been inadvertently recorded and paid in duplicate by one customer. The correction of this error resulted in a decrease of sales and net income in the amount of $99,446 for the Aluminum Division of Robinson Foundry, Inc. in 1994. Accordingly, the 1994 statement of revenues and expenditures of the Aluminum Division of Robinson Foundry, Inc. have been restated.


ROBINSON FOUNDRY, INC. - ALUMINUM DIVISION                  1/04/96
STATEMENT OF TANGIBLE ASSETS SOLD
SEPTEMBER 30, 1995
(UNAUDITED)
---------------------------------------------------------------------------

ASSETS SOLD

   Inventories:
      Raw materials                                        $163,805
      Work-in-process                                        59,943
                                                           --------
                                                            223,748
                                                           --------

Fixed assets:

   Machinery and equipment                                1,398,314

   Less accumulated depreciation                         (1,103,557)
                                                         ----------
                                                            294,757
                                                         ----------
TOTAL ASSETS SOLD                                          $518,505
                                                         ==========




                          Internally Prepared

ROBINSON FOUNDRY, INC. - ALUMINUM DIVISION                   1-5-96
STATEMENT OF REVENUES AND EXPENDITURES
FOR THE 9 MONTHS ENDED SEPTEMBER 30, 1995
(UNAUDITED)
---------------------------------------------------------------------------


SALES                                                     9,685,526

COST OF SALES (Includes depreciation of $70,601)          6,973,198
                                                          ---------
GROSS PROFIT                                              2,712,328
                                                          ---------
     Operating Expenses                                     932,578
     Depreciation and amortization                           10,107
                                                          ---------
                                                            942,685
                                                          ---------

INCOME FROM OPERATIONS                                    1,769,643

OTHER INCOME AND EXPENSES

     Interest Expense                                       (82,313)
                                                          ---------

NET INCOME                                                1,687,330
                                                          =========


                                Internally Prepared

                         INDEPENDENT AUDITORS' REPORT


To the Joint Venturers
Bodine-Robinson Company

We have audited the accompanying balance sheet of Bodine-Robinson Company, (a Joint Venture) as of December 31, 1994, and the related statements of income, joint venture capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bodine-Robinson Company (a Joint Venture) as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5, the Company's significant cumulative operating losses and working capital deficiency raise substantial doubt about its ability to meet its liquidity needs and to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                             /s/ Wilson, Price, Barranco & Billingsley, P.C.

January 31, 1995 except note 8 which is dated February 3, 1995


BODINE-ROBINSON COMPANY
BALANCE SHEET
DECEMBER 31, 1994
-----------------------------------------------------------------------------
 ASSETS
 CURRENT ASSETS
   Cash and cash equivalents                                      $      385
   Accounts receivable - trade                                       676,346
   Inventory                                                         525,367
                                                                  ----------
      Total current assets                                         1,202,098
                                                                  ----------
 PROPERTY, PLANT AND EQUIPMENT
   Land                                                               17,205
   Buildings and improvements                                        562,844
   Equipment and fixtures                                          3,212,683
                                                                  ----------
                                                                   3,792,732
   Less accumulated depreciation                                   1,744,944
                                                                  ----------
      Net property, plant and equipment                            2,047,788
                                                                  ----------
 TOTAL ASSETS                                                     $3,249,886
                                                                  ==========
 LIABILITIES AND JOINT VENTURE CAPITAL
 CURRENT LIABILITIES

   Current portion of long-term debt                             $   300,000
   Accounts payable:
      Trade                                                        2,564,273
      Other                                                           31,119
   Accrued expenses and other current liabilities                     98,558
                                                                 -----------
        Total current liabilities                                  2,993,950
                                                                 -----------

 LONG-TERM DEBT - EXCLUSIVE OF CURRENT MATURITIES

   Notes payable                                                   1,375,000
                                                                 -----------
 JOINT VENTURE CAPITAL                                            (1,119,064)
                                                                 -----------
 TOTAL LIABILITIES AND JOINT VENTURE CAPITAL                     $ 3,249,886
                                                                 ===========





See accompanying independent auditors' report and notes to financial statements.


BODINE-ROBINSON COMPANY
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
----------------------------------------------------------------------------

 NET SALES                                                       $12,733,937

 COST OF SALES                                                    11,863,552
                                                                 -----------
 GROSS PROFIT                                                        870,385
                                                                 -----------
 OPERATING EXPENSES

   General and administrative                                      1,160,935
   Depreciation and amortization                                       3,783
                                                                 -----------
      Total                                                        1,164,718
                                                                 -----------
 NET OPERATING LOSS                                                 (294,333)
                                                                 -----------
 OTHER EXPENSE

   Interest expense                                                  133,375
                                                                 -----------
 NET LOSS                                                        $  (427,708)
                                                                 ===========


See accompanying independent auditors' report and notes to financial statements.


BODINE-ROBINSON COMPANY
STATEMENT OF JOINT VENTURE CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 1994

 BALANCE AT BEGINNING OF YEAR                                    $(1,191,356)

   Net loss for the year                                            (427,708)
   Capital contribution                                              500,000
                                                                 -----------
 BALANCE AT END OF YEAR                                          $(1,119,064)
                                                                 ===========






See accompanying independent auditors' report and notes to financial statements.

BODINE-ROBINSON COMPANY
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1994

-----------------------------------------------------------------------------
 INCREASE IN CASH AND CASH EQUIVALENTS

 CASH FLOWS FROM OPERATING ACTIVITIES

   Cash received from customers                                 $ 13,019,726
   Cash paid to suppliers and employees                          (13,104,494)
   Interest paid                                                    (133,375)
                                                                ------------
      Net cash used by operating activities                         (218,143)
                                                                ------------
 CASH FLOWS FROM INVESTING ACTIVITIES

   Capital contributions                                             500,000
   Capital expenditures                                             (318,814)
                                                                ------------
      Net cash provided by investing activities                      181,186
                                                                ------------
 CASH FLOWS FROM FINANCING ACTIVITIES

   Payments on note payable                                         (300,000)
                                                                ------------
      Net cash used by financing activities                         (300,000)
                                                                ------------
 NET DECREASE IN CASH AND CASH EQUIVALENTS                          (336,957)

 CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                      337,342
                                                                ------------
 CASH AND CASH EQUIVALENTS AT END OF YEAR                       $        385
                                                                ============






See accompanying independent auditors' report and notes to financial statements.


BODINE-ROBINSON COMPANY
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1994

-----------------------------------------------------------------------------
 RECONCILIATION OF NET LOSS TO NET CASH PROVIDED BY OPERATING
  ACTIVITIES

 NET LOSS                                                          $(427,708)
                                                                   ----------
 ADJUSTMENTS TO RECONCILE NET LOSS TO NET
  CASH PROVIDED BY OPERATING ACTIVITIES

   Depreciation and amortization                                     474,308
   Changes in assets and liabilities:
      Decrease in accounts receivable                                285,789
      Decrease in inventory                                           23,102
      Decrease in accounts payable                                  (667,789)
      Increase in other accrued expenses                              94,155
                                                                   ---------
         Total adjustments                                           209,565
                                                                   ---------
 NET CASH USED BY OPERATING ACTIVITIES                             $(218,143)
                                                                   =========







See accompanying independent auditors' report and notes to financial statements.

BODINE-ROBINSON COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

-----------------------------------------------------------------------------

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization
    ------------

    Bodine-Robinson Company is a joint venture which was formed on June 29, 1988 by HCR, Inc. and Bodine-Lloyd, Inc. for the purpose of operating an aluminum foundry in Alexander City, Alabama. These financial statements only include items relating to the business of the Joint Venture.

    Inventories
    -----------

    Inventories are stated at the lower of cost or market generally on a first-in, first-out basis and include material, labor and factory overhead.

    Property, Plant and Equipment
   ------------------------------

    Property, plant and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the various assets as follows:

                   Buildings and improvements                  25 years
                   Fixtures and equipment                      3 to 10 years

   Sales, Fees and Commissions
   ---------------------------

    Sales are included in these financial statements net of returns, allowances and discounts and include foundry activity sales, commissions and other income. Revenue on casting sales is recognized on date of shipment. Commission income is recorded when earned.

    Income Taxes
    ------------

    No provision has been made for income taxes in these statements since all operating profits and losses are passed through to the corporate venturers.

    Cash and Cash Equivalents
    -------------------------

    For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

2.  INVENTORIES

    Inventories at December 31, 1994 consists of the following:

                        Raw materials                                 $389,426
                        Work in process                                 88,641
                        Finished goods                                  47,300
                                                                      --------
                                                                      $525,367
                                                                      ========

3.  LONG-TERM DEBT


     Demand note payable to a bank bearing interest at
      bank's prime rate secured by accounts receivable,
      inventory and equipment - See Note 8                          $1,075,000

      Less current portion                                             300,000
                                                                    ----------
                                                                       775,000

     Note payable to Robert J. Bodine, bearing interest
      at prime plus 1% payable monthly.  The note is due
      August 1, 2000 or on demand if note payable to the
      bank (described above) is either paid in full or
      an event of default occurs.                                      600,000
                                                                    ----------
                                                                    $1,375,000
                                                                    ==========
4.  RELATED PARTY TRANSACTIONS

    The Company purchases a portion of its materials, supplies and castings from various entities that are controlled by a member of the executive committee of the joint venture. In addition, the Company pays and receives management fees, sales commissions and makes sales to these entities. The following is a summary of related party transactions and balances at December 31, 1994:

      Sales to related party                                         $744,365
                                                                     ========

      Purchases from related party                                   $665,405
                                                                     ========

      Due from related party (included in trade
        accounts receivable in the accompanying
        balance sheet)                                               $ 41,992
                                                                     ========

      Management and professional fees paid to
        related party                                                $382,944
                                                                     ========

      Commissions paid to related party                              $673,773
                                                                     ========

      Commissions received from related party                        $197,469
                                                                     ========

      Due to related party (included in trade accounts
        payable and accrued expenses in the accompanying
        balance sheet)                                               $629,638
                                                                     ========

      Due to related party (included in trade accounts
        payable)                                                     $ 48,647
                                                                     ========

      Note payable due to Robert J. Bodine, member of the
        executive committee of the Company (See Note 3)              $600,000
                                                                     ========

5.  CONTINGENCIES

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred cumulative net losses since its inception totaling $2,300,213 and as of
    December 31, 1994, has a working capital deficiency of $2,566,852.   As a
    result of the cumulative losses, the Company's working capital and financial position have been significantly impaired. The Company's ability to continue operations is dependent upon its ability to reach a satisfactory level of profitability and to obtain suitable, sufficient financing and/or capital contributions. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

6.  CONCENTRATION OF CREDIT RISK

    The Company provides credit, in the normal course of business, to industrial and manufacturing businesses throughout the United States. Generally, the Company requires no collateral from its customers. The companies' largest customer, who is in the automotive industry, accounted for 70% of sales and 21% of accounts receivable at December 31, 1994.

7.  EMPLOYEE BENEFIT PLAN

    The Company maintains a 401(k) plan which covers substantially all full-time employees who have been employed for more than six months and attained age 20 1/2. Participants may elect to defer up to 2% of their salaries into the plan. The Company can make a discretionary matching contribution of 100% of elective participant deferrals up to 2% of a participant's compensation. The expense for 1994 was $-0-.

8.  SUBSEQUENT EVENTS

    On February 3, 1995, HCR, Inc. acquired the joint venture interest of Bodine-Lloyd, Inc. As a result, the joint venture was terminated and HCR, Inc. became the sole owner of all assets and assumed all liabilities of the Company. HCR, Inc. will continue to operate the business and will change its name to Bodine-Robinson, Inc.

    Simultaneously with the acquisition, the Company borrowed $1,100,000 from an affiliated entity. The proceeds were used to retire a note payable to a bank as described in Note 3. The note bears interest at prime plus 3% payable monthly with principal payments of $25,000 due monthly. The note is secured by inventory, receivables and assets of the Company.

    In addition, the Company also borrowed $500,000 from an affiliated entity for working capital. The note bears interest at prime plus 2.25% payable monthly with minimum principal payments of $30,000 per quarter. The maximum loan amount is subject to a percentage of accounts receivable and inventory and is secured by inventory, receivables and assets of the Company.


BODINE-ROBINSON, INC.
Balance Sheet
September 30, 1995
(UNAUDITED)
---------------------------------------------------------------------

ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                      0
   Accounts receivable--trade                             1,813,224
   Inventory                                                441,659
                                                         ----------
      Total current assets                                2,254,883
                                                         ----------
PROPERTY, PLANT AND EQUIPMENT
   Land                                                      19,617
   Buildings and improvements                               683,730
   Equipment and fixtures                                 3,682,966
                                                         ----------
                                                          4,386,313
   Less accumulated depreciation                         (2,099,834)
                                                         ----------
      Net property, plant and equipment                   2,286,479
                                                         ----------
OTHER ASSETS
   Other assets                                              15,845
                                                         ----------
TOTAL ASSETS                                              4,557,207
                                                         ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current portion of long-term debt                        595,000

   Accounts payable:
      Trade                                               1,109,260
      Trade - affiliate                                   1,410,947
      Other                                                  30,518
      Advances from affiliate                               571,512
   Accrued expenses and other current liabilities           158,850
                                                          ---------
     Total current liabilities                            3,876,087
                                                          ---------
LONG TERM DEBT - EXCLUSIVE OF CURRENT MATURITIES
   Notes Payable                                          1,491,518
                                                          ---------
STOCKHOLDERS' EQUITY                                       (810,398)
                                                          ---------
TOTAL LIABILITIES AND OWNER'S EQUITY                      4,557,207
                                                          =========

                               Internally Prepared

BODINE-ROBINSON, INC.                                               1-2-96
STATEMENT OF REVENUES AND EXPENDITURES
FOR THE 9 MONTHS ENDED SEPTEMBER 30, 1995
(UNAUDITED)
-----------------------------------------------------------------------------
SALES                                                     8,764,910

COST OF SALES (Includes depreciation of $351,890)         8,741,742
                                                          ---------
GROSS PROFIT                                                 23,168
                                                          ---------
     Operating Expenses                                     319,498
     Depreciation and amortization                            3,000
                                                          ---------
                                                            322,498
INCOME FROM OPERATIONS                                     (299,330)
                                                          ---------
OTHER INCOME AND EXPENSES

     Interest Expense                                      (142,795)

     Other Income                                           159,603
                                                          ---------

NET INCOME                                                 (282,522)
                                                          =========


                                Internally Prepared

                                                                        Intermet Corporation

                                                                Pro Forma Consolidated Balance Sheet
                                                                           October 1, 1995
                                                                            (Unaudited)

                                                 (A)           (A)                                                  Assets
                                               Sale of       Sale of                       Bodine-                purchased
                                  Oct.1, 1995    PBM       InterMotive         Historical  Robinson                   of
                                   Historical  Pro Forma    Pro Forma     Pro   Bodine-    Pro Forma               Robinson   Pro
                                    Intermet  Adjustments  Adjustments   Forma  Robinson   Adjustments  Pro Forma  Foundry   Forma
                                  ------------------------------------------------------------------------------------------------
                                                                (In Thousands of Dollars)


Assets
Current assets:
  Cash and cash equivalents           14,647     5,320        4,430     24,397       0     (2,437) a      21,960   (267)b   21,693
  Accounts receivable:
   Trade, less allowance for
     doubtful accounts                64,435    (2,492)      (1,157)    60,786    1,813    (1,813) a      60,786      0     60,786

   Other                              10,058         0            0     10,058        0         0         10,058      0     10,058
                                    ----------------------------------------------------------------------------------------------
                                     74,493     (2,492)      (1,157)    70,844    1,813    (4,250)        70,844   (267)    92,537

   Inventories                        29,076    (2,034)        (122)    26,920      442        10  a      27,372    155 b   27,527
   Other current assets                3,058      (465)         (41)     2,552        0         0          2,552      0      2,552
                                    ----------------------------------------------------------------------------------------------
Total current assets                 121,274       329        3,110    124,713    2,255    (4,240)       122,728   (112)   122,616

Property, plant and                  368,218   (12,394)      (5,461)   350,363    4,386    (2,401) a     352,348  1,033 b  353,381
  equipment, at cost

Less:
  Foreign industrial development
    grants, net of amortization       (5,632)        0            0     (5,632)       0                  (5,632)      0     (5,632)
  Accumulated depreciation and
    amortization                    (202,796)    5,843        1,042   (195,911)  (2,100)    2,100  a   (195,911)      0   (195,911)
                                    ----------------------------------------------------------------------------------------------
Net property, plant and
  equipment                          159,790    (6,551)      (4,419)   148,820    2,286      (301)      150,805   1,033 b  151,838
Goodwill                                                                                        2  a          2   2,718 b    2,720
Other noncurrent assets               15,093     2,500                  17,593       16                  17,609             17,609
                                    ----------------------------------------------------------------------------------------------
                                     296,157    (3,722)      (1,309)   291,126    4,557    (4,539)      291,142   3,639    294,783
                                    ==============================================================================================

     (A) Sale of PBM Industries, Inc. and InterMotive Technologies, Inc. respectively as filed in the Form 8-K dated October 18, 1995

     See accompanying notes

                                                                   Intermet Corporation

                                                            Pro Forma Consolidated Balance Sheet
                                                                      October 1, 1995
                                                                         (Unaudited)

                                                 (A)           (A)                                                  Assets
                                               Sale of       Sale of                       Bodine-                purchased
                                  Oct.1, 1995    PBM       InterMotive         Historical  Robinson                   of
                                   Historical  Pro Forma    Pro Forma     Pro   Bodine-    Pro Forma               Robinson   Pro
                                    Intermet  Adjustments  Adjustments   Forma  Robinson   Adjustments  Pro Forma  Foundry   Forma
                                  ------------------------------------------------------------------------------------------------
                                                                (In Thousands of Dollars)


Liabilities and shareholders' equity
Current liabilities:
  Accounts payable                    31,928    (2,315)                 29,613    3,122    (3,122) a     29,613       0     29,613
  Income taxes                        15,825         0                  15,825        0         0        15,825       0     15,825
  Accrued liabilities                 35,027      (105)                 34,922      159      (141) a     34,940      39 b   34,979
  Notes payable                        1,565         0                   1,565        0         0         1,565       0      1,565
  Long-term debt due within
    one year                           2,646         0                   2,646      595      (595) a      2,646       0      2,646
                                 -------------------------------------------------------------------------------------------------
Total current liabilities             86,991    (2,420)            0    84,571    3,876    (3,858)       84,589      39     84,628


Noncurrent liabilities:
   Long-term debt due after           61,098         0                  61,098    1,491    (1,491) a     61,098        0    61,098
   Retirement benefits                44,936         0                  44,936        0         0        44,936        0    44,936
   Other noncurrent
     liabilities                      10,870         0                  10,870        0         0        10,870        0    10,870
                                 -------------------------------------------------------------------------------------------------
Total noncurrent
  liabilities                        116,904         0            0    116,904    1,491   (1,491)      116,904         0   116,904

Minority interests                     2,837         0                   2,837        0        0         2,837         0     2,837



Shareholders' equity:
   Common stock                        2,473         0                   2,473        0        0         2,473        30 b   2,503
   Capital in excess of par
     value                            52,648         0                  52,648        0         0       52,648     3,570 b  56,218
   Retained earnings                  31,164    (1,302)      (1,309)    28,553     (810)      810  a    28,553         0    28,553
   Accumulated translation
     adjustments                       4,429         0                   4,429                           4,429         0     4,429
   Minimum pension liability
     adjustment                       (1,164)        0                  (1,164)                         (1,164)        0    (1,164)
   Unearned restricted stock            (125)        0                    (125)                           (125)        0      (125)
                                 -------------------------------------------------------------------------------------------------
Total shareholders' equity            89,425    (1,302)      (1,309)    86,814     (810)      810       86,814     3,600    90,414
                                 -------------------------------------------------------------------------------------------------
                                     296,157    (3,722)      (1,309)   291,126    4,557    (4,539)     291,144     3,639   294,783
                                 =================================================================================================

     (A) Sale of PBM Industries, Inc. and InterMotive Technologies, Inc. respectively as filed in the Form 8-K dated October 18, 1995

     See accompanying notes



                                                             Intermet Corporation
                                                Pro Forma Consolidated Statements of Operations
                                                        For the Year ended December 31, 1994
                                                                  (Unaudited)


                    Historical    (A)          (A)
                      Year        Sale         Sale
                      Ended        of           of                     Historical      Historical
                      Dec. 31     PBM       InterMotive                Year Ended      Year Ended        Bodine-Robinson
                       1994    Pro Forma     Pro Forma    Combined   Dec. 31, 1994    Dec. 31, 1994         Pro Forma
                     Intermet  Adjustments  Adjustments  Pro Forma  Bodine-Robinson  Robinson Foundry      Adjustments
                     --------  -----------  -----------  ---------  ---------------  ----------------      ------------
                                             (In Thousands of Dollars, except for per share data)

Net sales           501,269    (35,341)      (4,910)     461,018      12,734             9,862
Cost of sales       458,823    (37,625)      (5,228)     415,970      11,864             7,475                (43) c
                    ----------------------------------------------------------------------------------------------------
Gross profit         42,446      2,284          318       45,048         870             2,387                 43

Operating            40,718     (1,835)        (815)      38,068       1,165               932                  1 d
   expenses         ----------------------------------------------------------------------------------------------------
Operating profit      1,728      4,119        1,133        6,980        (295)            1,455                 42
Other income         (6,817)     1,431          445       (4,941)       (133)              (83)               133 e
   (expense) net    ----------------------------------------------------------------------------------------------------
Income (loss)        (5,089)     5,550        1,578        2,039        (428)            1,372                175
   before income
   taxes
Provision for         5,896         60          456        6,412                                              (86) g
   income taxes     ----------------------------------------------------------------------------------------------------
Net earnings        (10,985)     5,490        1,122       (4,373)       (428)            1,372                261
   (loss)           ====================================================================================================
Loss per share        (0.45)
                    ====================================================================================================
                                               Pro Forma
                         Robinson Foundry      Year ended
                            Pro Forma        Dec. 31, 1994
                           Adjustments         Combined
                           ----------          ---------
                         (In Thousands of Dollars, except for per share data)

Net sales                                      483,614
Cost of sales                 105 f            435,371
                           ---------------------------
Gross profit                 (105)              48,243

Operating                     182 d             40,348
   expenses                ---------------------------
Operating profit              (287)              7,895
Other income                    83 e            (4,941)
   (expense) net           ---------------------------
Income (loss)                 (204)              2,954
   before income
   taxes
Provision for                  397 h             6,723
   income taxes             --------------------------
Net earnings                  (601)             (3,769)
   (loss)                   ==========================
Loss per share                                    0.15
                            ==========================

   (A) Sale of PBM Industries, Inc. and Sale of InterMotive Technologies, Inc. as filed in the Form 8-K dated October 18, 1995.

   See accompanying notes



                                                             Intermet Corporation
                                                Pro Forma Consolidated Statements of Operations
                                                       Nine months ended October 1, 1995
                                                                  (Unaudited)


                    Historical    (A)          (A)
                     Period      Sale         Sale
                      Ended       of           of                    Historical       Historical
                      Oct. 1     PBM        InterMotive             Period Ended     Period Ended       Bodine-Robinson
                       1995    Pro Forma     Pro Forma   Combined   Sep. 30, 1995    Sep. 30, 1995         Pro Forma
                     Intermet  Adjustments  Adjustments  Pro Forma  Bodine-Robinson  Robinson Foundry      Adjustments
                     --------  -----------  -----------  ---------  ---------------  ----------------      ------------
                                             (In Thousands of Dollars, except for per share data)

Net sales           419,644    (20,371)      (2,185)     397,088       8,765             9,686
Cost of sales       357,807    (18,724)      (3,614)     335,469       8,742             6,973                (32) c
                    ----------------------------------------------------------------------------------------------------
Gross Profit         61,837     (1,647)        1,429      61,619          23             2,713                 32

Operating            21,033       (803)        (488)      19,742         322               943                  1 d
   expenses         ----------------------------------------------------------------------------------------------------
Operating profit     40,804       (844)       1,917       41,877        (299)            1,770                 31
Other income         (5,223)       340          299       (4,584)         17               (82)               143 e
   (expense) net    ----------------------------------------------------------------------------------------------------
Income (loss)        35,581       (504)       2,216       37,293        (282)            1,688                174
   before income
   taxes
Provision for        16,147       (269)         224       16,102           0                                  (37) g
   income taxes     ----------------------------------------------------------------------------------------------------
Net earnings         19,434       (235)       1,992       21,191        (282)            1,688                211
   (loss)           ====================================================================================================
Loss per share         0.78
                    ====================================================================================================

                                               Pro Forma
                         Robinson Foundry  Nine months ended
                            Pro Forma        Oct. 1, 1995
                           Adjustments          Combined
                           ----------           ---------
                         (In Thousands of Dollars, except for per share data)

Net Sales                                      415,539
Cost of Sales                  79 f            351,231
                           ---------------------------
Gross Profit                  (79)              64,308

Operating                     136 d             21,144
   expenses                ---------------------------
Operating profit              (215)             43,164
Other income                    82 e            (4,424)
   (expense) net           ---------------------------
Income (loss)                 (133)             38,740
   before income
   taxes
Provision for                  529 h            16,594
   income taxes             --------------------------
Net earnings                  (662)             22,146
   (loss)                   ==========================
Loss per share                                    0.88
                            ==========================

   (A) Sale of PBM Industries, Inc. and Sale of InterMotive Technologies, Inc. as filed in the Form 8-K dated October 18, 1995.

   See accompanying notes

Intermet Corporation
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
---------------------------------------------------------------

Basis of Presentation

The unaudited pro forma consolidated balance sheet at October 1, 1995 reflects the acquisitions of certain assets and liabilities, including inventory, fixed assets, and certain intangible rights of Bodine-Robinson, Inc. and the Aluminum Division of Robinson Foundry, Inc. as if they occurred on that date. In addition, the unaudited pro forma consolidated balance sheet at October 1, 1995 also shows the effect of selling substantially all assets, including inventory, machinery and equipment, most receivables and certain intangible rights and properties of the Registrant s machining subsidiary, PBM Industries, Inc. and technical services subsidiary, InterMotive Technologies, Inc., as of that date, as previously filed in the Form 8-K dated October 18, 1995.

The unaudited pro forma statement of operations for the nine months ended October 1, 1995 and the year ended December 31, 1994 reflects the above described acquisitions as if they had occurred at the beginning of each period presented. In addition, the unaudited pro forma statements of operations for the year ended December 31, 1994 and nine months ended October 1,1995 also give effect to the sale of the above described assets of PBM Industries and InterMotive Technologies, Inc. as if the sale had occurred at the beginning of each period presented as previously filed in the Form 8-K dated October 18, 1995.

Management believes that the unaudited pro forma consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the completed acquisition and that the pro forma adjustments are properly applied in the unaudited pro forma consolidated statements.
Pro Forma Adjustments

a) Adjustments to apply purchase price accounting and eliminate certain assets and liabilities not acquired in the purchase of Bodine-Robinson, Inc.

                                                                  DR (CR)
                                                               --------------
                                                               (In thousands)

                     Cash and cash equivalents                      (2,437)
                     Net Accounts Receivable                        (1,813)
                     Inventories                                        10
                     Property, Plant and Equipment                  (2,401)
                     Accumulated Depreciation                        2,100
                     Other noncurrent assets                             2
                     Accounts Payable                                3,122
                     Accrued Liabilities                               141
                     Long-term debt due within one year                595
                     Long-term debt due after one year               1,491
                     Retained earnings                                (810)

b) Adjustment to reflect the purchase of certain assets and liabilities of the Aluminum Division of Robinson Foundry, Inc.
                                                                    DR (CR)

                                                                 (In thousands)

                     Cash and cash equivalents                        (267)
                     Inventories                                       155
                     Property, Plant and Equipment                   1,033
                     Goodwill                                        2,718
                     Accrued Liabilities                               (39)
                     Common Stock                                      (30)
                     Capital in excess of par value                 (3,570)

c) Eliminate depreciation recorded on Bodine-Robinson equipment that was written down in the purchase price accounting application.


d)  Amorization of the acquisition goodwill

e)  Elimination of interest expense on debt not assumed in the acquisition


f) Depreciation recorded on Robinson Foundry equipment that was written up in the purchase price accounting application.

g) Impact on provision for income tax for Bodine-Robinson historical loss and pro forma adjustments.

h) Impact on provision for income tax for Robinson Foundry historical net income and pro forma adjustments.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERMET CORPORATION



                                   By: /s/ Doretha J. Christoph
Date:  January 26, 1996                Doretha J. Christoph
                                       Vice President - Finance
                                       (Principal Financial Officer)